                 FIRST AMENDMENT TO AMENDED AND RESTATED SECURED
                        REVOLVING AND TERM LOAN AGREEMENT

         This First Amendment to Amended and Restated Secured Revolving and Term Loan Agreement (this "FIRST AMENDMENT") is made and entered into as of the 31st day of March, 1999, by and among AMERICAN RESIDENTIAL SERVICES, INC., a Delaware corporation ("BORROWER"); each of the Subsidiaries of Borrower; NATIONSBANK, N.A., as the Agent, a Revolving Lender, the Swing Line Lender, and the Issuing Lender; BANK BOSTON, N.A., as the Documentation Agent and a Revolving Lender, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as the Term Lender; and the other lending institutions which are a party to this First Amendment.

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Amended and Restated Secured Revolving and Term Loan Agreement (the "LOAN AGREEMENT") dated July 2, 1998, Lenders (as that term is defined in the Loan Agreement and is hereafter used) agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

         WHEREAS, Borrower and Lenders desire to modify and amend certain terms and provisions of the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders agree as follows:

         1. Defined Terms. Hereinafter, words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this First Amendment.

         2. Conditions Precedent. The obligations of Agent, the Swing Line Lender, the Issuing Lender, the Documentation Agent, the Term Lender, and the other Lenders under this First Amendment, and the effectiveness of the amendments to the Loan Agreement set forth herein, are subject to the full, complete, and timely satisfaction of each of the following conditions precedent:

                  (a) Agent shall have received and approved a fully executed original of this First Amendment, executed by Authorized Officers of Borrower and each Subsidiary of Borrower and by each Lender;

                  (b) Agent shall have received an upfront closing fee equal to $287,500.00 as independent pro rata consideration for each Revolving Lender's agreement to enter into this First Amendment and an upfront


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         closing fee equal to $125,000.00, as independent consideration for the
         Term Lender's agreement to enter into this First Amendment;

                  (c) Borrower shall have agreed to cooperate fully, in a manner satisfactory to Agent, with an independent third party consultant, engaged by Agent (at Borrower's sole cost and expense) to review and analyze for Agent, on behalf of Lenders, the validity of Borrower's business plan for its fiscal year ending on December 31, 1999, in a manner and scope determined by Agent;

                  (d) Borrower shall have reimbursed Agent and Lenders for all their reimbursable costs and expenses (including without limitation, attorneys' fees) incurred in connection with the preparation, negotiation, and execution of this First Amendment and the transaction described herein, and have paid Agent for all other amounts then due and owing by Borrower to Lenders under the Loan Agreement and the Notes;

                  (e) The representations and warranties contained in Article VI of the Loan Agreement shall be true and unbreached and no Event of Default shall have occurred and be then existing (after giving effect to this First Amendment); and

                  (f) All legal matters incident to the consummation of the transactions contemplated under this First Amendment shall be satisfactory to Messrs. Gardere Wynne Sewell & Riggs, L.L.P. special counsel for Agent and Lenders (including without limitation, delivery to Agent of all organizational documents and Subsidiary tax identification numbers required by Agent and its counsel).

The Agent shall, upon satisfaction of the foregoing conditions precedent, execute and deliver to Borrower a written confirmation that such conditions have been fully, completely and timely satisfied, and the amendments in Article 3 hereof, and the waivers in Article 6 hereof, are in full force and effect.

         3. Amendments to Loan Agreement. Upon the full and complete satisfaction of each of the conditions precedent listed in Section 2, the Loan Agreement is amended and modified as follows:

         3.1 The definitions of the following terms set forth in Section 1.1 of the Loan Agreement are deleted in their entirety and the following are substituted in place thereof:


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         "FIXED RATE" means, for Term Loan A, a fixed rate per annum equal to
9.96%.

         "INTEREST PERIOD" means, with respect to any LIBOR Rate Loan:

                  (a) for each calendar month beginning prior to April 1, 2000, each one month period commencing on the first Business Day of a calendar month; and

                  (b) thereafter, with respect to the borrowing, conversion, or continuations of a LIBOR Rate Loan on or after April 1, 2000, each period commencing on the last day of the period applicable to such LIBOR Rate Loan and ending one (1), two (2), three (3), or six (6) months thereafter, as selected by Borrower in its Rate Designation Notice pursuant to Section 2.4(e);

provided, that the foregoing provisions are subject to the following:

                           (i) Borrower may not select an Interest Period ending on a date later than the applicable Maturity Date;

                           (ii) any Interest Period that would otherwise end on
                  a day that is not a Business Day shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                           (iii) any Interest Period which begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in a calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

                           (iv) no more than five (5) Interest Periods may be in
                  effect at any time for the Revolving Loan and no more than four (4) Interest Periods may be in effect at any time for Term Loan B, provided each Term Loan B tranche shall be in an amount greater than $1,000,000.00.



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         "LIBOR MARGIN" means (a) for the Revolving Loans (i) for the period from the Closing Date until the initial Reset Date, 2.75%; and (ii) for any subsequent period beginning with the initial Reset Date, to but not including, the next Reset Date to occur, if the Consolidated Funded Debt to Consolidated EBITDA Ratio calculated as of the last day of Borrower's fiscal quarter immediately preceding the particular Reset Date is within a range set forth in Column A in Schedule II, the applicable per annum percentage shall be, subject to adjustment pursuant to Section 7.12, as set forth for that range in column B in
         Schedule II; and (b) for Term Loan B, 4.25%.

         "PERMITTED INVESTMENTS" means:

                  (a) securities with maturities of one (1) year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof;

                  (b) certificates of deposit and Eurodollar time deposits with maturities of one (1) year or less from the date of acquisition and overnight bank deposits of any commercial bank (i) having capital and surplus in excess of $500,000,000.00 or (ii) which has a short-term commercial paper rating which satisfies the requirements set forth in clause (d) of this definition;

                  (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty (30) days with respect to securities issued, fully guaranteed or insured by the United States Government or any agency thereof;

                  (d) commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group on the date of acquisition;

                  (e) securities with maturities of one (1) year or less from the date of acquisition insured or fully guaranteed by any state, commonwealth or territory of the United States or by any political subdivision or taxing authority of such state, commonwealth or territory;

                  (f) securities with maturities of one (1) year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition;

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                  (g) shares of money market mutual or similar funds which
         invest primarily in assets satisfying the requirements of clauses (a) through (f) of this definition;

                  (h) time deposits and certificates of deposit in any Lender and other investments, securities and products offered by any Lender (including Eurodollar deposits);

                  (i) loans, advances, extensions of credit and capital contributions to, and purchases of the Capital Stock of or other interests in, Subsidiaries of Borrower; and

                  (j) Acquired Businesses having an Acquisition Date prior to March 31, 1999, or after March 31, 2000.

         "REVOLVING LOAN TOTAL COMMITMENT AMOUNT" means (a) at any time prior to April 1, 2000, an amount equal to $95,000,000.00; and (b) at any time thereafter, $115,000,000.00.

         3.2 Section 2.1(b) of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

         Letters of Credit. Subject to and upon the terms, covenants, and conditions of this Agreement, the Issuing Lender shall issue Letters of Credit for the account of Borrower on its behalf or on behalf of any of its Subsidiaries from time to time for any of the purposes for which Borrower can obtain a Revolving Loan; provided, that (i) each Letter of Credit shall be issued on a Business Day, (ii) after the issuance of any Letter of Credit, (A) the Letter of Credit Exposure, plus the aggregate outstanding principal balance of the Revolving Loans, plus the outstanding principal balance of the Swing Line Loans, must be less than or equal to the Revolving Loan Total Commitment Amount, and (B) the Letter of Credit Exposure shall not exceed $10,000,000.00, and
         (iii) when issued, such Letter of Credit must have an expiry date no later than the earlier of one (1) year after the issuance date thereof and four (4) Business Days prior to the Revolving Maturity Date. If the Agent issues any Letters of Credit with expiration dates that automatically extend unless the Agent gives notice that the expiration date will not so extend, the Agent will give such notice of non-renewal before the time necessary

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         to prevent such automatic extension if before such required notice date
         (i) the expiration date of such Letter of Credit if so extended would be later than four (4) Business Days before the Revolving Maturity
         Date, (ii) the Revolving Commitments shall have terminated pursuant to the terms hereof, (iii) a Default or an Event of Default has occurred and is continuing, or (iv) the Agent is so directed by Borrower.

         3.3 The following subparagraph is added to and made a part of Section
2.6 of the Loan Agreement:

         (d) Restructuring Fee. Borrower agrees (if the condition subsequent hereinafter contained is not satisfied) to pay to the Agent (i) for the account of each Revolving Lender (ratably in accordance with their respective Revolving Loan Percentages) a non-refundable restructuring fee (the "REVOLVING LOAN RESTRUCTURING FEE") on such Revolving Lender's Revolving Loan Percentage of the average daily Revolving Commitment during the period beginning April 1, 1999, and concluding on March 31, 2000 at a per annum rate equal to 2.0% (0.5% per fiscal quarter of Borrower), calculated on the basis of a 360-day year for the actual number of days elapsed, payable in arrears on the first Business Day of each calendar quarter, commencing July 1, 1999, with a final payment of such Revolving Loan Restructuring Fee being due and payable on April 1, 2000, and (ii) for the account of the Term Lender a non- refundable restructuring fee (the "TERM LOAN RESTRUCTURING FEE" on the average daily outstanding balances of the Term Loan during the period beginning April 1, 1999 and concluding on March 31, 2000 at a per annum rate equal to 2.0% (0.5% per fiscal quarter of Borrower), calculated on the basis of a 360-day year for the actual number of days elapsed, payable in arrears on the first Business Day of each calendar quarter, commencing July 1, 1999, with a final payment of such Term Loan Restructuring Fee being due and payable on April 1, 2000; provided, however that the foregoing Revolving Loan Restructuring Fee and Term Loan Restructuring Fee shall not be accrued, due, or payable in the event that, prior to June 30, 1999, Borrower has paid Lenders the outstanding balance of each Revolving Loan and the Term Loan and all other amounts then owing under the Loan Agreement (including, without limitation, all amounts due and payable as a result of the prepayment of the Term Loan), as a result of such payment or otherwise, and has canceled each Lender's Revolving

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                  Commitment (and as a result thereof no Lender has any further funding or other commitment under the Loan Agreement).

         3.4 Sections 3.2(a) and (b) of the Loan Agreement are deleted in their entirety and the following are substituted in place thereof:

         (a) Revolving Loans and Swing Line Loans. Interest on the Revolving Loans and the Swing Line Loans shall be due and payable as it accrues on the first Business Day of each calendar month, commencing on the first Business Day of April, 1999, and continuing on the first Business Day of each successive calendar month thereafter, until the first Business Day of April, 2000, whereafter, with respect to the portion of the Revolving Loans which are Variable Rate Loans, such accrued unpaid interest shall be due and payable on the first Business Day of each October, January, April and July thereafter, and from and after April 1, 2000, with respect to the portion of the Revolving Loans which are LIBOR Rate Loans, on the Interest Adjustment Date of each LIBOR Rate Loan and, if applicable, 90 days after the commencement of a LIBOR Rate Loan if that date is prior to the Interest Adjustment Date for the LIBOR Rate Loan, in each case until the Revolving Maturity Date. All outstanding principal of the Revolving Notes and the Swing Line Note, together with all accrued and unpaid interest thereon and other amounts owed with respect thereto, shall be due and payable in full on the earlier to occur of (i) the Revolving Maturity Date or (ii) the date on which the Revolving Loans and the Swing Line Loans become due and payable pursuant to Section 9.2.

                  (b) Term Loan. Interest on Term Loan A shall be due and payable as it accrues on the first Business Day of each calendar month, commencing on the first Business Day of April, 1999, and continuing on the first Business Day of each successive calendar month thereafter, until the first Business Day of April, 2000, whereafter such accrued unpaid interest shall be due and payable on the first Business Day of each October, January, April and July thereafter. Interest on Term Loan B shall be due and payable as it accrues on the first Business Day of each calendar month, commencing on the first Business Day of April, 1999, and continuing on the first Business Day of each successive calendar month thereafter, until the first Business Day of April, 2000, whereafter such accrued and unpaid interest shall be due and payable on each Interest Adjustment Date and if applicable, 90 days after the commencement of the Interest Period to which the Interest Adjustment Date relates if that date is prior to that Interest Adjustment Date. In

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         addition to interest then due, beginning on the first Business Day of
         April, 2000, and continuing on the first Business Day of each successive July, October, January and April thereafter until the Term Maturity Date, equal quarterly installments of principal, in the amount of $3,571,428.57, each, shall be due and payable and applied pro rata among Term Loan A and Term Loan B. All outstanding principal of each Term Note, together with accrued and unpaid interest thereon and other amounts owed with respect thereto, shall be due and payable on the earlier to occur of (i) the Term Maturity Date, or (ii) the date on which the Term Loan becomes due and payable pursuant to Section 9.2.

         3.5 The following subsection is added to and made a part of Section
7.12 of the Loan Agreement to follow subsection (e) thereof:

         Notwithstanding the foregoing, or anything else to the contrary in this Agreement, Borrower shall not acquire an Acquired Business having an Acquisition Date during the period commencing on March 31, 1999, and ending on March 31, 2000.

         3.6 The date "November 30, 1999" shall be substituted for "June 30, 1999" wherever it appears throughout Section 7.13 of the Loan Agreement so as to amend Section 7.13 as aforesaid.

         3.7 Section 8.1 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

         Financial Covenants.

                  (a) Consolidated Net Worth. Borrower shall not permit Consolidated Net Worth to be less than the Required Minimum at the end of any fiscal quarter of Borrower. For purposes of this subsection, "REQUIRED MINIMUM" shall initially mean an amount equal to $128,104,000.00. At the end of each fiscal quarter (beginning with the fiscal quarter ending on June 30, 1998), the Required Minimum shall be adjusted by adding to the Required Minimum calculated as of the end of the immediately preceding fiscal quarter, an amount equal to (i) the greater of (x) seventy-five percent (75%) of the Consolidated Net Income of Borrower for the calendar quarter ending on the date as of which compliance with this covenant is being measured, or (y) $0; (ii) proceeds (net of reasonable and customary transaction costs) received by Borrower during such fiscal quarter from its sale or issuance of any equity securities of, or any other additions to capital by, Borrower or its

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



         Subsidiaries (other than mandatorily redeemable Capital Stock and other equity instruments the consideration for which is classified otherwise than as a part of Borrower's Consolidated Net Worth determined in accordance with GAAP); plus (iii) one hundred percent (100%) of the stockholder's equity of any Entity acquired in an acquisition for which Borrower uses the pooling of interest method of accounting in accordance with GAAP.

                  (b) Fixed Charge Coverage Ratio. Borrower shall not permit the Fixed Charge Coverage Ratio (i) at the end of any fiscal quarter of Borrower ending prior to December 31, 1999, to be less than .85 to 1.0, and (ii) at the end of any fiscal quarter of Borrower ending on or after December 31, 1999, to be less than 1.1 to 1.0.

                  (c) Consolidated Funded Debt to Consolidated Pro Forma EBITDA Ratio. Borrower shall not permit the Consolidated Funded Debt to Consolidated Pro Forma EBITDA Ratio to be greater than (i) 8.0 to 1.0 at the end of the fiscal quarter of Borrower ending on September 30, 1999, (ii) 5.25 to 1.0 at the end of any fiscal quarter of Borrower ending on or after December 31, 1999, and prior to March 31, 2000, and
         (iii) 3.75 to 1.0 at the end of any fiscal quarter of Borrower ending on or after March 31, 2000.

                  (d) Senior Consolidated Funded Debt to Consolidated Pro Forma EBITDA Ratio. Borrower shall not permit the Senior Consolidated Funded Debt to Consolidated Pro Forma EBITDA Ratio to be greater than (i) 4.25 to 1.0 at the end of the fiscal quarter of Borrower ending on March 31, 1999, (ii) 5.75 to 1.0 at the end of the fiscal quarter of Borrower ending on June 30, 1999, (iii) 5.25 to 1.0 at the end of the fiscal quarter of Borrower ending on September 30, 1999, (iv) 3.50 to 1.0 at the end of any fiscal quarter of Borrower ending on or after December 31, 1999, and prior to March 31, 2000, and (v) 2.75 to 1.0 at the end of any fiscal quarter of Borrower ending on or after March 31, 2000.

                  (e) Consolidated GAAP EBITDA to Consolidated Interest Expense Ratio. Borrower shall not permit the ratio of the Consolidated GAAP EBITDA of Borrower to the Consolidated Interest Expense of Borrower at the end of any fiscal quarter of Borrower to be less than 1.5 to 1.0.

                  (f) Senior Consolidated Funded Debt to Total Capitalization Ratio. Borrower shall not permit the Senior Consolidated Funded Debt to Total Capitalization Ratio at the end of any fiscal quarter of Borrower to be greater than .55 to 1.0.

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                  (g) Consolidated GAAP EBITDA. Borrower shall not permit its
         Consolidated GAAP EBITDA to be less than (i) $5,000,000.00 for the period beginning on January 1, 1999, and ending on March 31, 1999, (ii) $15,800,000.00 for the period beginning on January 1, 1999, and ending on June 30, 1999, (iii) $28,000,000.00 for the period beginning on January 1, 1999, and ending on September 30, 1999, and (iv) $35,000,000.00 for the period beginning on January 1, 1999, and ending on or after December 31, 1999.

         3.8 Schedule II to the Loan Agreement is deleted in its entirety and the Schedule II attached to this First Amendment is substituted in place thereof.

         3.9 Exhibit A to the Loan Agreement is deleted in its entirety and the Exhibit "A" attached to this First Amendment is substituted in place thereof.

         4. Year 2000. In addition to the representations and warranties and covenants and agreements made in the Loan Agreement, Borrower represents and warrants to, and agrees with, Lender as follows:

                  (a) Borrower has (i) begun analyzing the operations of Borrower and its Subsidiaries and Affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so would not reasonably be expected to have a material adverse effect upon the financial condition of Borrower;

                  (b) Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its Subsidiaries and Affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower; and


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                  (c) Borrower will promptly notify Agent and each Lender in the event Borrower determines that any computer application which is material to the operations of Borrower, its Subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure would not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

         5. Joinder. Each Subsidiary of Borrower joins in the execution and delivery of this First Amendment to (a) evidence that the Subsidiary Guaranty, Security Agreement, and other Loan Documents executed by each of them remain in full force and effect, and are not limited or impaired by the execution and delivery of this First Amendment, or the occurrence of any other event, and (ii) to join in and be bound by the releases and other agreements made in Sections 5, 7, 9, and 11 of this First Amendment.

         6. Release. Borrower and each of the Subsidiaries on their own behalf and on behalf of their predecessors, successors and assigns (collectively, the "RELEASING PARTIES"), hereby acknowledge and stipulate that as of the date of this Agreement, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Agent or any Lender or any of their officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns. Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless Agent and each Lender and all of their officers, directors, employees, agents, attorneys and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of this Agreement.

         7. Waiver. Borrower has failed to comply with the terms of Section 8.1(c) of the Loan Agreement (Consolidated Funded Debt to Consolidated Pro Forma EBITDA) and Section 8.1(d) of the Loan Agreement (Senior Consolidated Funded Debt to Consolidated Pro Forma EBITDA), for any period ending on or prior to December 31, 1998. At the request of Borrower, upon and subject to the full and complete satisfaction of each condition precedent listed in Section 2, Agent and each Lender waive compliance by Borrower with the foregoing described covenants for such period. The waiver contained in this First Amendment is specifically limited to a waiver of the foregoing described covenants for the period set forth herein and the Agent and each Lender agree that Borrower's failure to comply with such covenants during the periods

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



provided for in the preceding sentence, shall not constitute an Event of Default or a Default. This waiver shall not constitute a waiver of either (a) any further violation of the foregoing described covenants beyond such period (as amended hereby), or (ii) any violation (except as expressly described above for the periods described above) of any other provision of the Loan Agreement, or any Event of Default thereunder, whether now existing or occurring after the date of this First Amendment, or (iii) of any right of Agent and Lenders to require strict compliance with the Loan Agreement, as hereby amended. Agent and each Lender specifically reserves all of the rights and remedies they may have under the Loan Agreement or otherwise as the result of any such violation or Event of Default. This First Amendment constitutes the only evidence of Agent's and Lenders' waiver of compliance by Borrower with the above described covenants.

         8. ARBITRATION. (a) ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT (AS HEREBY AMENDED) OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS FIRST AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THE LOAN AGREEMENT (AS HEREBY AMENDED) APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (b) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS FIRST AMENDMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMIN ISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COM MENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  (c) RESERVATION OF RIGHTS. NOTHING IN THIS FIRST AMENDMENT SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY

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



OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THE LOAN AGREEMENT (AS HEREBY AMENDED); OR (II) BE A WAIVER BY AGENT OR ANY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF AGENT OR ANY LENDER (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OR POSSESSION OR THE APPOINTMENT OF A RECEIVER. AGENT AND EACH LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         9. NO CONTROL BY LENDERS. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS FIRST AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS AMONG BORROWER, AGENT, AND LENDERS. AGENT'S AND LENDERS' RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE AGENT AND LENDERS WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON AGENT'S AND LENDERS' VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE AGENT OR ANY LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF AGENT OR ANY LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN BORROWER OR ANY SUBSIDIARY, WHETHER THROUGH FORECLOSURE OR OTHERWISE, AGENT AND EACH SUCH LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

         10. Lien Continuation: Miscellaneous. The liens granted in the Loan Documents are hereby ratified and confirmed as continuing to secure the payment of the Notes. Nothing herein shall in any manner diminish, impair or extinguish the Notes, as may be modified and increased under the Loan Agreement or the liens securing the Notes. The liens granted in the Loan Documents are not waived. Borrower ratifies and acknowledges the Loan Documents as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing and unpaid, and is subject to no offsets, deductions, credits, charges or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges and claims of whatsoever kind or character are fully settled and satisfied.

         11. Representations and Warranties. The representations and warranties made by Borrower in Article VI of the Loan Agreement are true and correct as of the date of this First Amendment.

         12.  Miscellaneous.

         12.1 Preservation of the Loan Agreement. Except as specifically amended and modified by the terms of this First Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement and in the other Loan Documents shall remain in full force and effect (any irreconcilable conflicts or inconsistencies between the terms of this First Amendment and the Loan Agreement, or any other Loan Document, shall be governed and controlled by this First Amendment).

         12.2 Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         12.3 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                            BORROWER:

                                            AMERICAN RESIDENTIAL SERVICES,
                                            INC., a Delaware corporation

                                            By:
                                                -------------------------------
                                                Harry O. Nicodemus, IV
                                                Senior Vice President

                                            LENDERS:

                                            NATIONSBANK, N.A., a national
                                            banking association, as Agent for
                                            Lenders, Swing Line Lender,
                                            Revolving Lender, and Issuing Lender

                                             By:
                                                -------------------------------
                                                Richard Nichols,
                                                Vice President

                                             BANKBOSTON, N.A., as Documentation
                                             Agent and Revolving Lender


                                             By:
                                                -------------------------------
                                                Norris C. Locke,
                                                Vice President


                                             NATIONAL CITY BANK OF KENTUCKY,
                                             as Revolving Lender


                                             By:
                                                 ------------------------------
                                                 Donald R. Pullen, Jr.,
                                                 Vice President

                                             PARIBAS, as Revolving Lender


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                             GUARANTY FEDERAL BANK, F.S.B., as
                                             Revolving Lender


                                             By:
                                                 ------------------------------
                                                 Mark Wayne,
                                                 Vice President

                                             THE FUJI BANK LIMITED, New York
                                             Branch, as Revolving Lender

                                             By:
                                                -------------------------------
                                                Greg Parten,
                                                Vice President

                                             CREDIT LYONNAIS NEW YORK
                                             BRANCH, as Revolving Lender

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                             THE PRUDENTIAL INSURANCE
                                             COMPANY OF AMERICA, as Term Lender

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                             AMERICAN MECHANICAL SERVICES
                                             COMPANY, LLC, a Delaware limited
                                             liability company

                                        AMERICAN MECHANICAL SERVICES OF
                                        ARIZONA, INC., a Arizona corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        CALIFORNIA, INC., a California
                                        corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        COLORADO, INC., a Colorado corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        GEORGIA, INC., a Georgia corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        HOUSTON, INC., a Delaware corporation

                                        AMS MECHANICAL SERVICES , INC., a
                                        Indiana corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        IOWA, INC., a Iowa corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        KENTUCKY, INC., a Kentucky corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        MICHIGAN, INC., a Michigan corporation

                                        AMERICAN MECHANICAL SERVICES
                                        OF MISSOURI, INC., a Missouri
                                        corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        MONTANA, INC., a Montana corporation

                                        AMERICAN MECHANICAL SERVICES
                                        NEBRASKA, INC., a Nebraska corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        NEVADA, INC., a Nevada corporation


                                        By:
                                           ------------------------------------
                                           John D. Held, Vice President

                                        AMERICAN MECHANICAL SERVICES OF
                                        NEW HAMPSHIRE, INC., a New
                                        Hampshire corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        NEW MEXICO, INC., a New Mexico
                                        corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        NORTH CAROLINA, INC., a North
                                        Carolina corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        SACRAMENTO, INC., a California
                                        corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        TENNESSEE, INC., a Tennessee
                                        corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        TEXAS, INC., a Delaware Corporation

                                        AMERICAN MECHANICAL SERVICES OF
                                        WASHINGTON, INC., a Washington
                                        corporation

                                        AMS AMERICAN MECHANICAL
                                        SERVICES OF MARYLAND, INC., a
                                        Maryland corporation

                                        AMS AMERICAN MECHANICAL
                                        SERVICES OF VIRGINIA, INC., a
                                        Virginia corporation

                                        AMS AMERICAN MECHANICAL
                                        SERVICES OF WEST VIRGINIA, INC.,
                                        a West Virginia corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        COLORADO, INC., a Colorado corporation

                                        By:
                                           ------------------------------------
                                           John D. Held, Vice President

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        FLORIDA, INC., a Florida corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        GEORGIA, INC., a Georgia corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        ILLINOIS, INC., an Illinois corporation

                                        ILLINOIS HEATING & AIR
                                        CONDITIONING, INC., an Illinois
                                        corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        INDIANA, INC., a Indiana corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        KENTUCKY, INC., a Kentucky corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        MAINE, INC., a Maine corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        MARYLAND, INC., a Maryland corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        MICHIGAN, INC., a Michigan corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        MISSOURI, INC., a Missouri corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        MONTANA, INC., a Montana corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        NEBRASKA, INC., a Nebraska corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        NEVADA, INC., a Nevada corporation


                                        By:
                                           ------------------------------------
                                           John D. Held, Vice President

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        NEW HAMPSHIRE, INC., a New
                                        Hampshire corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        NEW MEXICO, INC., a New Mexico
                                        corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        NORTH CAROLINA, INC., a North
                                        Carolina corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        PENNSYLVANIA, INC., a Pennsylvania
                                        corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        SOUTH CAROLINA, INC., a South
                                        Carolina corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        TENNESSEE, INC., a Tennessee
                                        corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        VIRGINIA, INC., a Virginia corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        WASHINGTON, INC., a Washington
                                        corporation

                                        AMERICAN RESIDENTIAL SERVICES OF
                                        WEST VIRGINIA, INC., a West Virginia
                                        corporation

                                        ARS AMERICAN RESIDENTIAL SERVICES
                                        OF ARIZONA, INC., a Arizona corporation

                                        A.K. LANDAN, INC., a California
                                        corporation


                                        By:
                                           ------------------------------------
                                           John D. Held, Vice President

                                         ARS AMERICAN RESIDENTIAL SERVICES
                                         OF CALIFORNIA, INC., a California
                                         corporation

                                         ARS AMERICAN RESIDENTIAL SERVICES
                                         OF OKLAHOMA, INC., a Oklahoma
                                         corporation

                                         ARS AMERICAN RESIDENTIAL SERVICES
                                         OF RHODE ISLAND, INC., a Rhode Island
                                         corporation

                                         ARS AMERICAN RESIDENTIAL SERVICES
                                         OF TEXAS, INC., a Delaware corporation

                                         ADCOT, INC., a Texas corporation

                                         ARS ENERGY SERVICES COMPANY,
                                         a Delaware corporation

                                         ARS RESIDENTIAL HOLDING COMPANY,
                                         a Delaware corporation

                                         ARS RESIDENTIAL MANAGEMENT
                                         COMPANY, a Delaware corporation

                                         ARS SPECIAL EVENTS, INC., a
                                         Delaware corporation

                                         ASI HASTINGS ACQUISITION, a
                                         California corporation

                                         CAPE FEAR HEATING & AIR
                                         CONDITIONING OF WILMINGTON, INC.,
                                         a North Carolina corporation

                                         MAIO MARKETING SYSTEMS, INC.,
                                         a California corporation

                                         NORTH AMERICAN ELECTRICAL
                                         SERVICES, LLC, a Delaware corporation


                                         By:
                                            -----------------------------------
                                            John D. Held, Vice President

                                        FREESTATE ELECTRICAL SERVICE
                                        COMPANIES, INC., a Maryland
                                        corporation

                                        SUBURBAN ELECTRICAL SERVICE, INC.,
                                        a North Carolina corporation

                                        WESTERNAIR MANUFACTURER
                                        SERVICE, INC., a Nevada corporation


                                        By:
                                           ------------------------------------
                                           John D. Held, Vice President

                                   SCHEDULE II

I.       FOR THE REVOLVING LOANS:

         A.   For the period prior to March 31, 1999, and after March 31, 2000:

--------------------------------------------------------------------------------
        A                         B                  C                   D
 Total Consolidated          LIBOR Margin        Base Rate           Revolving
   Funded Debt to                                  Margin         Commitment Fee
   Consolidated
   EBITDA Ratio
--------------------------------------------------------------------------------
Less than or equal to           1.25%                0%                0.25%
1.5 to 1.0
--------------------------------------------------------------------------------
Greater than 1.5 to             1.50%                0%                0.30%
1.0, but less than or
equal to 2.0 to 1.0
--------------------------------------------------------------------------------
Greater than 2.0 to             1.75%            0.125%                0.35%
1.0, but less than or
equal to 2.5 to 1.0
--------------------------------------------------------------------------------
Greater than 2.5 to             2.00%              .25%                0.40%
1.0, but less than or
equal to 3.0 to 1.0
--------------------------------------------------------------------------------
Greater than 3.0 to             2.50%              .50%                0.45%
1.0, but less than or
equal to 3.5 to 1.0
--------------------------------------------------------------------------------
Greater than 3.5 to             2.75%             0.75%                0.50%
1.0
--------------------------------------------------------------------------------

B.       For the period beginning March 31, 1999 through March 31, 2000:

-------------------------------------------------------------------------
      A                      B                             C
 LIBOR Margin          Base Rate Margin          Revolving Commitment Fee
-------------------------------------------------------------------------
    3.50%                   1.50%                         0.75%
-------------------------------------------------------------------------

                                    EXHIBIT A

                         FORM OF COMPLIANCE CERTIFICATE

         This certificated dated as of                 , is prepared pursuant to
Section 7.1(c) of that certain Amended and Restated Secured Revolving and Term Loan Agreement dated July 2, 1998 (as amended from time to time, the "Loan Agreement"), among American Residential Services, Inc., a Delaware corporation ("Borrower"), NationsBank, N.A. as Agent, Issuing Lender, and Swing Line Lender and BankBoston, N.A., as Documentation Agent, The Prudential Insurance Company of America, as Term Lender, and the lending institutions designated as "Lenders" on Schedule 1 thereof. Unless otherwise defined in this certificate, capitalized terms shall have the meaning given to them in the Loan Agreement.

         Borrower hereby certifies (a) that no Event of Default has occurred or is continuing, (b) all of the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on the date of this certificate as if made on this date (except for all such representations and warranties that speak as of a particular date), and that as of ___________, the following amounts and calculations were true and correct.

A.       CONSOLIDATED NET WORTH
         (tested quarterly beginning 6/30/98


         1.       Consolidated Net Worth of Borrower                             $
                  (as of date of calculation)                                     --------------------------------


         2.       Required Minimum (Prior Fiscal Quarter)                        $
                                                                                  --------------------------------

         3.       Reported Consolidated Net Income of                            $
                                                                                  --------------------------------
                  Borrower for Fiscal Quarter                                    $                 X           .75
                                                                                  --------------------------------

                                                                                 $
                                                                                  --------------------------------
                                                                                     (not to be less than zero)

         4.       Net proceeds of equity sales for Fiscal
                  Quarter                                                        $
                                                                                  --------------------------------

         5.       Stockholders Equity of any acquired Entity (poolings only) and capital additions attributable to Common Stock issued in
                  purchase transactions                                          $
                                                                                  --------------------------------

         6.       Required Minimum (sum of A.2, A.3, A.4 and
                  A.5)                                                           $
                                                                                  --------------------------------

B.       FIXED CHARGE COVERAGE RATIO
         (tested quarterly beginning 6/30/98)


         1. Consolidated GAAP EBITDA of Borrower (four calendar quarters preceding date of calculation)

                  a.      Borrower's Consolidated Net Income
                          (before income Taxes)                                  $
                                                                                  --------------------------------

                  b.      Borrower's Depreciation                                $
                                                                                  --------------------------------

                  c.      Borrower's Amortization                                $
                                                                                  --------------------------------

                  d.      Borrower's Consolidated Interest                       $
                          Expense                                                 --------------------------------

                  e.      Borrower's Other Non-Cash Expense                      $
                                                                                  --------------------------------

                  f.      Cash portion of "Special charge and
                          other costs" (for quarter ended
                          December 31, 1997)                                     $
                                                                                  --------------------------------

                  g.      Non-Cash Income                                        $
                                                                                  --------------------------------

                  h.      Consolidated GAAP EBITDA Sum of
                          (a) - (f), minus (g)                                   $
                                                                                  --------------------------------

         2.       Rental Expense (four fiscal quarters preceding
                  date of calculation)                                           $
                                                                                  --------------------------------

         3.       Cash Tax Expense of Borrower (four fiscal
                  quarter period preceding date of calculation)                  $
                                                                                  --------------------------------

         4.       Consolidated Interest Expense of Borrower (Excluding fee
                  amortization) (four fiscal quarter period preceding date of
                  calculation)                                                   $
                                                                                  --------------------------------

         5.       Consolidated Current Maturities of Borrower (scheduled during for fiscal quarters following
                  date of calculation)                                           $
                                                                                  --------------------------------

         6.       Capital Expenditures (four fiscal quarters
                  preceding date of calculation)                                 $
                                                                                  --------------------------------


         7.       Ratio of B.1(h), plus B.2, minus B.3 to sum
                  of B.4, plus B.2, plus B.5, plus B.6                           ---------------------------------
                                                                                 (Required Min. .85X prior
                                                                                 to 12/31/99;1.1X
                                                                                 thereafter)

C.       CONSOLIDATED FUNDED DEBT TO CONSOLIDATED PRO FORMA EBITDA
         RATIO
         (tested quarterly beginning 6/30/98)


         1.       Consolidated Funded Debt of Borrower                           $
                                                                                  --------------------------------

         2.       Consolidated GAAP EBITDA of Borrower
                  (line B.1.h)                                                   $
                                                                                  --------------------------------

         3.       Aggregate of Consolidated Pro Forma EBITDA of each Acquired
                  Business with Acquisition Date in 12 month period preceding date of calculation (for the portion of such period
                  preceding the Acquisition Date)                                $
                                                                                  --------------------------------
                                                                                         (results based upon
                                                                                         attached certificate)

         4.       Consolidated Pro Forma EBITDA of Borrower
                  (sum of line C.2 plus line C.3)                                $
                                                                                  --------------------------------

         5.       Ratio of line C.1 to line C.4
                                                                                  --------------------------------
                                                                                 (Required Max. 8.00X
                                                                                 on 9/30/99; 5.25X from
                                                                                 and after 12/31/99 and
                                                                                 prior to 3/31/00; 3.75X
                                                                                 from and after 3/31/00)

D.       SENIOR CONSOLIDATED FUNDED DEBT TO Consolidated Pro Forma EBITDA
         RATIO
         (tested quarterly beginning 6/30/98)

         1.       Consolidated Funded Debt of Borrower
                  (line C.1)                                                     $
                                                                                  --------------------------------

         2.       Approved Subordinated Debt of Borrower                         $
                                                                                  --------------------------------

         3.       Senior Consolidated Funded Debt of Borrower
                                                                                  --------------------------------


                  (line D.1 minus line D.2)                                      $
                                                                                  --------------------------------

         4.       Consolidated Pro Forma  EBITDA of Borrower
                  (line C.4)                                                     $
                                                                                  --------------------------------

         5.       Ratio of line D.3 and line D.4
                                                                                  --------------------------------
                                                                                (Required Max. 4.25X on
                                                                                3/31/99; 5.75X on
                                                                                6/30/99, 5.25X on
                                                                                9/30/99; 3.50X from and
                                                                                after 12/31/99 and prior
                                                                                to 3/31/00; 2.75X from
                                                                                and after 3/31/00)

E.       ADDITIONAL PERMITTED DEBT

         1.       Additional Debt under (g) of                                    $
                                                                                  --------------------------------
                  defn. of Permitted Debt                                                   (not to exceed
                                                                                             $10,000,000)

F.       CAPITAL EXPENDITURES

         1.       Capital Expenditures (fiscal year
                  to date)                                                        $
                                                                                  --------------------------------

         2.       Consolidated Net Worth of Borrower                              $
                                                                                  --------------------------------
                  end of prior fiscal year (line A.1)                                                X          .10
                                                                                  --------------------------------
                                                                                  $
                                                                                  --------------------------------
                                                                                     (not to be less than line F.1)

G.       CONSOLIDATED GAAP EBITDA TO CONSOLIDATED INTEREST EXPENSE
         RATIO

         1.       Consolidated GAAP EBITDA (line B.1.g)                           $
                                                                                  --------------------------------

         2.       Consolidated Interest Expense (line B.1.d)                      $
                                                                                  --------------------------------

         3.       Ratio of G.1 to G.2                                             $
                                                                                  --------------------------------
                                                                                      (Required min. of 1.5X)



H.       SENIOR CONSOLIDATED FUNDED DEBT TO TOTAL CAPITALIZATION RATIO


         1.       Senior Consolidated Funded Debt (line D.3)                      $
                                                                                  --------------------------------


         2.       Consolidated Net Worth (line A.1)                               $
                                                                                  --------------------------------

         3.       Certain Capital Stock and other equity                          $
                                                                                  --------------------------------

         4.       Ratio of H.1 to H.1 plus H.2 plus H.3                           $
                                                                                  --------------------------------
                                                                                  (Required max. of .55X)

I.       INTEREST HEDGE AGREEMENTS

         1.       Amount of Interest Rate Swaps                                   $
                                                                                  --------------------------------
                                                                                       (Max. of $25MM)

J.       CONSOLIDATED GAAP EBITDA

         (1999 fiscal year to date)                                              $
                                                                                  --------------------------------
                                                                                  (Required Min. of $5MM
                                                                                  on 3/31/99; $15.8MM
                                                                                  on 6/30/99; $28MM on
                                                                                  9/30/99; and $35MM on
                                                                                  12/31/99)

         THE FOREGOING REPRESENTATIONS AND STATEMENTS ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE HEREOF.

                                            American Residential Services, Inc.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------
                                            Date:
                                                 ------------------------------